UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): September 11, 2008
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11397 (Commission File Number)	33-0628076 (IRS Employer Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices, including zip code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 11, 2008, Valeant Pharmaceuticals International (the “Company”) and its wholly-owned subsidiaries, completed the sale of the Company’s business operations located in Western Europe, Eastern Europe (including Russia) and certain export markets (the “WEEMEA Business”) to Meda AB (“Meda”) pursuant to the terms of an Acquisition Agreement and an Asset Transfer and License Agreement (the “Agreements”) both entered into on August 4, 2008. Under the terms of the Agreements, Meda purchased all outstanding shares of capital stock of the Company’s subsidiaries as well as certain intellectual property relating to the WEEMEA Business. Upon closing, the Company received $428.4 million in cash, subject to post-closing adjustments related to the actual cash, indebtedness and working capital amounts of the WEEMEA Business.
In addition to the above transaction, the Company and Meda entered into a supply agreement under which the Company will manufacture certain products for a stated period of time and a transition services agreement pursuant to which the parties will provide specified services to each other for a limited period of time following the closing of the transactions in the Agreements.
The foregoing description of the Agreements and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the Agreements which were previously filed as Exhibits 99.1 and 99.2 of the Company’s Current Report on Form 8-K dated August 5, 2008. This Form 8-K/A is an amendment to the Current Report on Form 8-K that was filed on September 12, 2008 announcing the completion of the WEEMEA Business disposition. This amendment is filed to provide the unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K, as listed below, in connection with the completion of the disposition.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The required pro forma condensed consolidated financial information is attached as Exhibit 99.1 and is incorporated in its entirety herein by reference.
(d) Exhibits,

Exhibit
Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements.

	(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008.

	(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Years Ended December 31, 2007, 2006 and 2005 and for the Six Months Ended June 30, 2008 and 2007.

	(iii)	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: September 17, 2008	By:	/s/ PETER J. BLOTT
Peter J. Blott
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial statements.

	(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008.

	(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Years Ended December 31, 2007, 2006 and 2005 and for the Six Months Ended June 30, 2008 and 2007.

	(iii)	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

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